AEROFLEX  ANNOUNCES FISCAL THIRD QUARTER RESULTS

Record Third Quarter Revenue, Non-GAAP Operating Income and Adjusted EBITDA

PLAINVIEW, New York — May 10, 2011 — Aeroflex Holding Corp. ("Aeroflex") (NYSE: ARX), a leading global provider of microelectronic components and test and measurement equipment, today announced its financial results for the fiscal third quarter and nine months ended March 31, 2011.

Net sales increased 14.7% from the third quarter of fiscal 2010 to a new third quarter record of $193.2 million.  Both segments contributed to the growth this quarter, as did sales from acquired businesses, which accounted for approximately 5% of revenue.  Non-GAAP operating income increased 15.1% from the third quarter of fiscal 2010 to $46.0 million, also a new third quarter record.  Adjusted EBITDA also reached a new third quarter record of $50.7 million which is a 13.6% increase from the third quarter of fiscal 2010.

“I am very pleased with our record third quarter results,” said Len Borow, Chief Executive Officer. “Our strong gross margins this quarter were derived from a favorable product mix, primarily related to Hi-Rel Radhard integrated circuits and wireless products, and demonstrate the value proposition of our products in the market.  Our partnership with our customers and our ability to commercialize our intellectual property continues to drive our strong financial performance.”

The following tables present selected financial information for the three and nine months ended March 31, 2011 and 2010 prepared in accordance with generally accepted accounting principles (“GAAP”) and on a basis other than GAAP (“Non-GAAP”). The full fiscal year 2011 non-GAAP effective tax rate expected from Aeroflex’s current geographic mix of non-GAAP pre-tax income is 31%.  This rate was applied to its non-GAAP pre-tax income for the three and nine month periods ended March 31, 2011 and 2010.  A reconciliation between GAAP and Non-GAAP amounts is presented at the end of this press release.

	Selected GAAP Results
	(in thousands, except per share data)
	Three Months		Nine Months
	Ended March 31,		Ended March 31,
	2011	2010	2011	2010
Net sales	$193,219	$168,435	$530,729	$465,290

Gross profit	106,358	90,300	281,024	242,031
Gross margin	55.0%	53.6%	53.0%	52.0%

Operating income	24,832	22,658	22,684	39,178

Net income (loss)	$4,127	$2,856	$(13,093)	$(28,301)

Net income (loss) per common share - basic	$0.05	$0.04	$(0.18)	$(0.44)

Weighted average number of common shares outstanding - basic	84,789	65,000	74,608	65,000

	Selected Non-GAAP Results
	(in thousands, except per share data)
	Three Months		Nine Months
	Ended March 31,		Ended March 31,
	2011	2010	2011	2010
Net sales	$193,240	$168,466	$530,798	$465,385

Gross profit	106,369	90,618	282,212	243,465
Gross margin	55.0%	53.8%	53.2%	52.3%

Operating income	45,952	39,915	109,628	99,466

Net income	$22,851	$14,153	$39,994	$27,982

Net income per common share - basic	$0.27	$0.22	$0.54	$0.43

Weighted average number of common shares outstanding - basic	84,789	65,000	74,608	65,000

Adjusted EBITDA	$50,661	$44,581	$123,827	$113,779

Business Outlook

For the fiscal fourth quarter ending June 30, 2011, Aeroflex expects net sales to be between $220 million and $228 million, Adjusted EBITDA to be between $64 million and $69 million, and non-GAAP net income per share to be between $.40 and $.44.  The range of expected non-GAAP net income per share reflects interest expense savings from the debt refinancing completed on May 9, 2011 and was calculated using a non-GAAP effective tax rate of 31%.

Non-GAAP Presentation

This press release contains non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with Aeroflex's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Aeroflex's results of operations in conjunction with the corresponding GAAP measures.

Aeroflex believes that the presentation of non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that management does not believe are reflective of its ongoing operating results when assessing the performance of its business.

Aeroflex believes that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, its peer companies may calculate similar non-GAAP financial measures differently than Aeroflex, limiting the information’s usefulness as comparative measures.

Webcast and Conference Call Information

Aeroflex will host a live webcast and conference call at 8:15 a.m. eastern standard time on Tuesday, May 10th during which management will discuss the financial results.  To participate in the live webcast, please visit the events page of the website located at http://ir.aeroflex.com. Please plan to join five to ten minutes before the start of the webcast to facilitate a timely connection. If you are unable to participate and would like to hear a replay of the call, an audio replay of the webcast will be available on the Aeroflex website for approximately 90 days or can be accessed telephonically for domestic callers at (888) 286-8010 or internationally at (617) 801-6888 with pass code 55414775.

About Aeroflex

Aeroflex Holding Corp. is a leading global provider of microelectronic components and test and measurement equipment used by companies in the space, avionics, defense, commercial wireless communications, medical and other markets.

Forward-looking Statements

All statements other than statements of historical fact included in this press release regarding Aeroflex’s business strategy and plans and objectives of its management for future operations are forward-looking statements.  When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to Aeroflex or its management, identify forward-looking statements.  Such forward-looking statements are based on the current beliefs of Aeroflex’s management, as well as assumptions made by and information currently available to its management.  Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, adverse developments in the global economy; dependence on growth in customers’ businesses; the ability to remain competitive in the markets Aeroflex serves; the inability to continue to develop, manufacture and market innovative, customized products and services that meet customer requirements for performance and reliability; any failure of suppliers to provide raw materials and/or properly functioning component parts; the  termination of key contracts, including technology license agreements, or loss of key customers; the inability to protect intellectual property; the failure to comply with regulations such as International Traffic in Arms Regulations and any changes in regulations; the failure to realize anticipated benefits from completed acquisitions, divestitures or restructurings, or the possibility that such acquisitions, divestitures or restructurings could adversely affect Aeroflex; the loss of key employees; exposure to foreign currency exchange rate risks; and terrorist acts or acts of war.   Such statements reflect the current views of management with respect to the future and are subject to these and other risks, uncertainties and assumptions. Aeroflex does not undertake any obligation to update such forward-looking statements.  Any projections in this release are based on limited information currently available to Aeroflex, which is subject to change.  Although any such projections and the factors influencing them will likely change, Aeroflex will not necessarily update the information, since Aeroflex will only provide guidance at certain points during the year.

Contact:
Andrew Kaminsky
Vice President – Corporate Development & Investor Relations
Aeroflex Holding Corp.
(516) 752-6401
andrew.kaminsky@aeroflex.com

Aeroflex Holding Corp. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In thousands, except share and per share data )

	March 31,	June 30,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$67,152	$100,663
Accounts receivable, less allowance for doubtful accounts of $1,213 and $1,821	158,382	141,595
Inventories	171,212	126,568
Deferred income taxes	25,903	28,018
Prepaid expenses and other current assets	13,212	10,983
Total current assets	435,861	407,827

Property, plant and equipment, net of accumulated depreciation of $71,672 and $60,755	101,776	101,662
Non-current marketable securities, net	-	9,769
Deferred financing costs, net	16,298	20,983
Other assets	28,516	21,818
Intangible assets with definite lives, net	199,449	238,313
Intangible assets with indefinite lives	114,689	109,894
Goodwill	460,664	445,874

Total assets	$1,357,253	$1,356,140

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$360	$21,817
Accounts payable	47,240	28,803
Advance payments by customers and deferred revenue	31,519	30,741
Income taxes payable	1,323	4,615
Accrued payroll expenses	22,717	23,082
Accrued expenses and other current liabilities	43,616	58,817
Total current liabilities	146,775	167,875

Long-term debt	695,908	880,030
Deferred income taxes	92,511	138,849
Defined benefit plan obligations	5,526	5,763
Other long-term liabilities	12,830	12,639
Total liabilities	953,550	1,205,156

Stockholders' equity:
Preferred stock $.01 par value; 50,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, par value $.01 per share; 300,000,000 shares authorized; 84,789,180 and 65,000,000 shares issued and outstanding	848	650
Additional paid-in capital	643,600	398,291
Accumulated other comprehensive income (loss)	(33,270)	(53,575)
Accumulated deficit	(207,475)	(194,382)
Total stockholders' equity	403,703	150,984

Total liabilities and stockholders' equity	$1,357,253	$1,356,140

Aeroflex Holding Corp. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended March 31,
	2011	2010

Net sales	$193,219	$168,435
Cost of sales	86,861	78,135
Gross profit	106,358	90,300

Selling, general and administrative costs	38,265	31,285
Research and development costs	24,663	20,844
Amortization of acquired intangibles	15,900	15,408
Restructuring charges	2,698	105
	81,526	67,642
Operating income	24,832	22,658

Other income (expense):
Interest expense	(13,852)	(20,815)
Other income (expense), net	(119)	222
Total other income (expense)	(13,971)	(20,593)

Income before income taxes	10,861	2,065
Provision (benefit) for income taxes	6,734	(791)

Net income	$4,127	$2,856

Net income per common share - Basic	$0.05	$0.04

Weighted average number of common shares outstanding - Basic	84,789	65,000

Aeroflex Holding Corp. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share data)

	Nine Months Ended March 31,
	2011	2010

Net sales	$530,729	$465,290
Cost of sales	249,705	223,259
Gross profit	281,024	242,031

Selling, general and administrative costs	113,234	92,988
Research and development costs	68,477	55,286
Amortization of acquired intangibles	47,706	46,527
Termination of Sponsor Advisory Agreement	18,133	-
Restructuring charges	10,790	356
Loss on liquidation of foreign subsidiary	-	7,696
	258,340	202,853
Operating income	22,684	39,178

Other income (expense):
Interest expense	(55,803)	(63,272)
Loss on extinguishment of debt	(25,178)	-
Gain from a bargain purchase of a business	173	-
Other income (expense), net	(526)	701
Total other income (expense)	(81,334)	(62,571)

Income (loss) before income taxes	(58,650)	(23,393)
Provision (benefit) for income taxes	(45,557)	4,908

Net income (loss)	$(13,093)	$(28,301)

Net income (loss) per common share - Basic	$(0.18)	$(0.44)

Weighted average number of common shares outstanding - Basic	74,608	65,000

Aeroflex Holding Corp. and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Nine Months Ended March 31,
	2011	2010

Cash flows from operating activities:
Net income (loss)	$(13,093)	$(28,301)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	62,426	62,178
Gain from a bargain purchase of a business	(173)	-
Acquisition related adjustment to cost of sales	998	246
Loss on liquidation of foreign subsidiary	-	7,696
Loss on extinguishment of debt	25,178	-
Deferred income taxes	(52,317)	(1,286)
Share-based compensation	1,655	1,563
Non - cash restructuring charges	4,860	-
Amortization of deferred financing costs	3,976	3,579
Paid in kind interest	2,434	13,377
Other, net	496	758
Change in operating assets and liabilities, net of effects from purchases of businesses:
Decrease (increase) in accounts receivable	(10,890)	10,754
Decrease (increase) in inventories	(39,936)	4,450
Decrease (increase) in prepaid expenses and other assets	(8,142)	(2,711)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	4,430	(20,053)
Net cash provided by (used in) operating activities	(18,098)	52,250
Cash flows from investing activities:
Payments for purchase of businesses, net of cash acquired	(23,593)	(4,000)
Capital expenditures	(17,132)	(13,176)
Proceeds from sale of marketable securities	10,357	8,580
Proceeds from the sale of property, plant and equipment	819	1,021
Other, net	-	(12)

Net cash provided by (used in) investing activities	(29,549)	(7,587)
Cash flows from financing activities:
Net proceeds from issuance of common stock	244,021	-
Repurchase of senior unsecured notes and senior subordinated unsecured term loans, including premiums and fees	(207,690)	-
Debt repayments	(21,458)	(4,012)
Debt financing costs	(3,332)	-
Net cash provided by (used in) financing activities	11,541	(4,012)
Effect of exchange rate changes on cash and cash equivalents	2,595	(2,051)
Net increase (decrease) in cash and cash equivalents	(33,511)	38,600
Cash and cash equivalents at beginning of period	100,663	57,748
Cash and cash equivalents at end of period	$67,152	$96,348

	Reconciliation of GAAP Operating Income
	to Non-GAAP Operating Income
	(in thousands)
	Three Months		Nine Months
	Ended March 31,		Ended March 31,
	2011	2010	2011	2010
Operating income - GAAP	$24,832	$22,658	$22,684	$39,178
Amortization of acquired intangibles	15,900	15,408	47,706	46,527
Impact of purchase accounting adjustments	91	509	1,488	2,287
Financial sponsor fees	-	647	1,222	2,111
Restructuring costs and related pro forma savings (a)	3,747	105	13,821	356
Share-based compensation	629	518	1,655	1,563
Termination of financial sponsor advisory agreement	-	-	18,133	-
Non-cash loss on liquidation of foreign subsidiary	-	-	-	7,696
Other adjustments	753	70	2,919	(252)

Operating income - Non-GAAP	$45,952	$39,915	$109,628	$99,466

	Reconciliation of GAAP Net Income (Loss)
	to Non-GAAP Net Income
	(in thousands)
	Three Months		Nine Months
	Ended March 31,		Ended March 31,
	2011	2010	2011	2010

Net income (loss) - GAAP	$4,127	$2,856	$(13,093)	$(28,301)
Amortization of acquired intangibles	15,900	15,408	47,706	46,527
Impact of purchase accounting adjustments	91	509	1,488	2,287
Financial sponsor fees	-	647	1,222	2,111
Restructuring costs and related pro forma savings (a)	3,747	105	13,821	356
Share-based compensation	629	518	1,655	1,563
Termination of sponsor advisory agreement	-	-	18,133	-
Loss on extinguishment of debt	-	-	25,178	-
Amortization of deferred finance fees	1,137	1,193	3,976	3,579
Non-cash loss on liquidation of foreign subsidiary	-	-	-	7,696
Other adjustments	753	66	3,434	(173)
Tax impact of adjustments	(3,533)	(7,149)	(63,526)	(7,663)
Net income - Non-GAAP	$22,851	$14,153	$39,994	$27,982

	Calculation of Adjusted EBITDA
	(in thousands)
	Three Months		Nine Months
	Ended March 31,		Ended March 31,
	2011	2010	2011	2010

Net income (loss) - GAAP	$4,127	$2,856	$(13,093)	$(28,301)
Interest expense	13,852	20,815	55,803	63,272
Provision (benefit) for income taxes	6,734	(791)	(45,557)	4,908
Depreciation and amortization	20,892	20,404	62,426	62,178
EBITDA	45,605	43,284	59,579	102,057

Non-cash purchase accounting adjustments	21	31	1,067	342
Financial sponser fees	-	647	1,222	2,111
Restructuring costs and related pro forma savings (a)	3,747	105	13,821	356
Share-based compensation	629	518	1,655	1,563
Termination of sponsor advisory agreement	-	-	18,133	-
Loss on extinguishment of debt	-	-	25,178	-
Non-cash loss on liquidation of foreign subsidiary	-	-	-	7,696
Other defined items (b)	659	(4)	3,172	(346)
Adjusted EBITDA	$50,661	$44,581	$123,827	$113,779

(a)
Primarily reflects costs associated with the reorganization of our European operations and consolidation of certain of our U.S. components facilities. Pro forma savings reflect the amount of costs that we estimate would have been eliminated during the fiscal year in which a restructuring occurred had the restructuring occurred as of the first day of that fiscal year.  Pro forma savings were estimated to be $3.0 million for the nine months ended March 31, 2011, $1.0 million of which is applicable for the three months ended March 31, 2011, $1.2 million applicable to the three months ended December 31, 2010 and $800,000 applicable to the three months ended September 30, 2011.

(b)
Reflects other adjustments required in calculating our debt covenant compliance.  These other defined items include pro forma EBITDA for periods prior to the acquisition dates for companies acquired during the periods presented.